October 23, 2024 ibm.com/investor 3Q 2024 Earnings Exhibit 99.2

Forward-looking statements and non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non-GAAP information including operating earnings and other “operating” financial measures, free cash flow, net cash from operating activities excluding IBM Financing receivables, adjusted EBITDA and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on October 23, 2024. The reconciliation of non- GAAP information to GAAP is included in the press release within Exhibit 99.1 to the company’s Form 8-K submitted to the SEC on October 23, 2024, as well as on the slides entitled “Non-GAAP supplemental materials” in this presentation. To provide better transparency, the company also discusses management performance metrics including annual recurring revenue, annual bookings, signings, and book-to-bill. The metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation, as well as other information including the definition of book of business, are included in Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on October 23, 2024, or in the Management Discussion section of the company’s 2023 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 26, 2024. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings-3Q24 2

3 Arvind Krishna Chairman, President and Chief Executive Officer James Kavanaugh SVP, Finance & Operations and Chief Financial Officer

“Our third-quarter performance was led by double-digit growth in Software, including a re-acceleration in Red Hat. We continue to see great momentum in AI as our models are trusted, fit-for-purpose, and lower cost, with performance leadership. Our generative AI book of business now stands at more than $3 billion, up more than $1 billion quarter to quarter. Heading into the final quarter of 2024, we expect fourth quarter constant currency revenue growth to be consistent with the third quarter, with continued strength in Software. We are confident in our ability to deliver more than $12 billion in free cash flow for the year, driven by continued expansion of our operating margins.” Arvind Krishna IBM Chairman, President and CEO 4 3Q24 Performance Investments, innovation and clients Generative AI CEO perspective

Financial highlights 5Revenue growth rates @CC $15.0B Revenue $6.6B Free cash flow ytd 3Q24 “Our investments are paying off in Software as we’ve repositioned our portfolio in recent years. In the third quarter, Software delivered broad-based growth and now represents nearly 45 percent of our total revenue. Our ongoing focus on product mix, coupled with our productivity initiatives enables us to continue to drive operating leverage in our underlying profit performance. With our strong cash generation, we are well-positioned to continue investing for growth while returning value to shareholders through dividends.” James Kavanaugh IBM SVP & CFO $1.5B Free cash flow ytd yr/yr 100bps Pre-tax margin expansion (operating) 5% Diluted EPS growth (operating) 2% Revenue growth 210bps Gross margin expansion (operating) 8% Pre-tax income growth (operating)

6 Revenue categories Red Hat +14% Automation +13% Data & AI +5% Security (1%) Software 3Q24 results; revenue growth rates @CC *Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC Transaction Processing +9% yr/yr Hybrid Platform & Solutions +10% yr/yr Growth accelerated to 10% including 7 points of organic contribution Red Hat revenue growth +14%, up 6 points sequentially Solid and recurring revenue base; ARR* of $14.9 billion, +11% yr/yr Strong gross and segment profit margin expansion $6.5B Revenue +10% Revenue growth

7 Technology Consulting (4%) yr/yr Consulting 3Q24 results; revenue growth rates @CC Revenue categories Application Operations (1%) yr/yr Business Transformation +2% yr/yr Solid demand for large digital transformations Book-to-bill ratio 1.14 for the last year Continued momentum in generative AI bookings Client reprioritization and spend constraints impacting revenue yield $5.2B Revenue Flat Revenue growth

8 Infrastructure 3Q24 results; revenue growth rates @CC Revenue categories IBM Z (19%) Distributed Infrastructure (3%) Infrastructure Support (3%) yr/yr Hybrid Infrastructure (9%) yr/yr Infrastructure performance reflects product cycle dynamics z16 continues to outpace prior programs Ongoing investment in innovation $3.0B Revenue (7%) Revenue growth

9 Summary Expectations Fourth quarter revenue growth @CC similar to third quarter Raising full-year operating pre-tax margin expansion to about a point Full-year free cash flow greater than $12 billion Well positioned to deliver an upward inflection in growth in 2025 3Q24 Summary Software accelerated to 10% growth, with Red Hat delivering 14% growth Investments in innovation driving strong organic growth Generative AI continues to gain traction; book of business greater than $3 billion inception to date Operating leverage and productivity initiatives drove strong operating margin performance Strong year-to-date free cash flow generation, +$1.5 billion ytd yr/yr

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Supplemental material 11Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding Revenue and P&L highlights Adjusted EBITDA performance Cash flow and balance sheet highlights Currency impact on revenue growth Software & Infrastructure segment details Consulting segment details Expense summary Balance sheet summary Cash flow summary Cash flow (ASC 230) Software segment categories Consulting segment categories Infrastructure segment categories Non-GAAP supplemental materials

Revenue and P&L highlights 12Revenue growth rates @CC, $ in billions Revenue highlights 3Q24 B/(W) Yr/Yr Revenue $15.0 2% Americas $7.5 (2%) Europe/ME/Africa $4.6 7% Asia Pacific $2.9 5% Operating P&L highlights $ 3Q24 B/(W) Yr/Yr Gross profit $8.6 5% Expense $6.1 (4%) Pre-tax income $2.5 8% Net income $2.2 6% Earnings per share $2.30 5% Adjusted EBITDA $3.8 6% Operating P&L highlights % 3Q24 B/(W) Yr/Yr Gross profit margin 57.5% 2.1 pts Expense E/R 40.9% (1.0 pts) Pre-tax income margin 16.6% 1.0 pts Net income margin 14.4% 0.6 pts Tax rate 13.4% (1.7 pts)

Adjusted EBITDA performance 13 $ in billions *Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures and asset sales (e.g., certain QRadar SaaS assets) QTD YTD 3Q24 Yr/Yr 3Q24 Yr/Yr Operating (non-GAAP) pre-tax income/(loss) from continuing operations $2.5 $0.2 $6.9 $0.8 Net interest expense $0.3 $0.0 $0.7 $0.0 Depreciation/Amortization of non-acquired intangible assets $0.7 $0.0 $2.1 $0.1 Stock-based compensation $0.3 $0.0 $1.0 $0.1 Workforce rebalancing charges $0.3 $0.3 $0.7 $0.3 Corporate (gains) and charges* ($0.4) ($0.3) ($0.6) ($0.6) Adjusted EBITDA $3.8 $0.2 $10.8 $0.8

Cash flow and balance sheet highlights 14 $ in billions *Non-GAAP financial measure; excludes Financing receivables **Non-GAAP financial measure; adjusts for Financing receivables and net capital expenditures Balance sheet Sep 24 Dec 23 Sep 23 Cash & marketable securities $13.7 $13.5 $11.0 Total debt $56.6 $56.5 $55.2 Select debt measures Sep 24 Dec 23 Sep 23 IBM Financing debt $10.4 $11.9 $9.9 Core (non-IBM Financing) debt $46.2 $44.7 $45.4 Cash flow 3Q24 YTD Yr/Yr Net cash from operations* $7.3 $0.9 Free cash flow** $6.6 $1.5 Select uses of cash 3Q24 YTD Yr/Yr Net capital expenditures $0.7 ($0.5) Acquisitions $2.7 ($2.2) Dividends $4.6 $0.1

Currency impact on revenue growth 15 Quarterly averages per US $ 3Q24 Yr/Yr Spot 4Q24 FY24 1Q25 2Q25 FY25 Assumed Euro 0.91 1% 0.93 0% 0% (1%) 0% (1%) Pound 0.77 3% 0.77 4% 3% 2% 3% 1% Yen 149 (3%) 151 (3%) (8%) (3%) 2% (1%) Revenue impact, future @assumed Spot ~(0.5 pts) ~(1 pts) ~(1 pts) ~0 pts (0-1 pts) Prior view ~(1.5 pts) ~(1 pts) (1-2 pts) US $B Yr/Yr Revenue as reported $15.0 1% Currency impact ($0.0) (0.1 pts) Revenue @CC 2%

Software & Infrastructure segment details 16 Revenue growth rates @CC, $ in billions *Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC Software segment 3Q24 B/(W) Yr/Yr Revenue $6.5 10% Hybrid Platform & Solutions $4.6 10% Red Hat 14% Automation 13% Data & AI 5% Security (1%) Transaction Processing $1.9 9% Segment profit $2.0 14% Segment profit margin 30.2% 1.2 pts Annual recurring revenue* $14.9 11% Infrastructure segment 3Q24 B/(W) Yr/Yr Revenue $3.0 (7%) Hybrid Infrastructure $1.8 (9%) IBM Z (19%) Distributed Infrastructure (3%) Infrastructure Support $1.3 (3%) Segment profit $0.4 (14%) Segment profit margin 13.9% (1.1 pts)

Consulting segment details 17Revenue & signings growth rates @CC, $ in billions Consulting segment 3Q24 B/(W) Yr/Yr Revenue $5.2 Flat Business Transformation $2.3 2% Technology Consulting $0.9 (4%) Application Operations $1.9 (1%) Gross profit margin 28.4% 0.9 pts Segment profit $0.6 (1%) Segment profit margin 10.9% (0.1 pts) Signings $5.4 (9%) Book-to-bill ratio (TTM) 1.14

Expense summary 18 $ in billions *Yr/Yr includes a gain of $0.4B from the sale of certain QRadar SaaS assets **Includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of closed divested businesses ***Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures Expense 3Q24 B/(W) Acq/ Yr/Yr Currency Divest** Base*** Operating expense & other income $6.1 (4%) 0 pts (2 pts) (3 pts) impact of workforce rebalancing $0.3 (5 pts) SG&A – operating $4.6 (10%) 0 pts (1 pts) (9 pts) impact of workforce rebalancing $0.3 (6 pts) RD&E $1.9 (11%) 0 pts (1 pts) (10 pts) IP and custom development income ($0.2) 25% Other (income)/expense - operating* ($0.6) 172% Interest expense $0.4 (4%)

Balance sheet summary 19 $ in billions *Includes eliminations of inter-company activity Sep 24 Dec 23 Sep 23 Cash & marketable securities $13.7 $13.5 $11.0 Core (non-IBM Financing) assets* $109.0 $107.9 $106.8 IBM Financing assets $11.7 $13.9 $11.5 Total assets $134.3 $135.2 $129.3 Other liabilities $53.2 $56.1 $50.9 Core (non-IBM Financing) debt* $46.2 $44.7 $45.4 IBM Financing debt $10.4 $11.9 $9.9 Total debt $56.6 $56.5 $55.2 Total liabilities $109.8 $112.6 $106.2 Equity $24.5 $22.6 $23.2

Cash flow summary 20$ in billions QTD B/(W) YTD B/(W) 3Q24 Yr/Yr 3Q24 Yr/Yr Net cash from operations $2.9 ($0.2) $9.1 ($0.4) Less: IBM Financing receivables $0.9 ($0.2) $1.8 ($1.3) Net cash from operations (excluding IBM Financing receivables) $2.0 $0.0 $7.3 $0.9 Net capital expenditures $0.1 $0.3 ($0.7) $0.5 Free cash flow (excluding IBM Financing receivables) $2.1 $0.4 $6.6 $1.5 Acquisitions ($2.5) $2.1 ($2.7) $2.2 Divestitures $0.0 $0.0 $0.7 $0.7 Dividends ($1.5) ($0.0) ($4.6) ($0.1) Non-IBM Financing debt ($0.4) $0.6 $0.7 ($6.9) Other (includes IBM Financing net A/R & IBM Financing debt) $0.1 $0.1 ($0.4) $0.7 Change in cash & marketable securities ($2.2) $3.1 $0.3 ($1.9)

Cash flow (ASC230)

	QTD 3Q24	QTD 3Q23	YTD 3Q24	YTD 3Q23
Net income from operations	($0.3)	$1.7	$3.1	$4.2
Pension settlement charges	$2.7	-	$2.7	-
Depreciation / amortization of intangibles*	$1.3	$1.1	$3.6	$3.2
Stock-based compensation	$0.3	$0.3	$1.0	$0.8
Operating assets and liabilities / other, net**	($2.0)	($1.1)	($3.1)	($2.0)
IBM Financing A/R	$0.9	$1.1	$1.8	$3.1
Net cash provided by operating activities	$2.9	$3.1	$9.1	$9.5
Capital expenditures, net of payments & proceeds***	$0.1	($0.3)	($0.7)	($1.2)
Divestitures, net of cash transferred	$0.0	($0.0)	$0.7	($0.0)
Acquisitions, net of cash acquired	($2.5)	($4.6)	($2.7)	($4.9)
Marketable securities / other investments, net	$0.9	$2.9	($0.8)	($3.7)
Net cash provided by/(used in) investing activities	($1.6)	($2.0)	($3.6)	($9.9)
Debt, net of payments & proceeds	($1.3)	($1.5)	($0.8)	$4.6
Dividends	($1.5)	($1.5)	($4.6)	($4.5)
Financing - other	$0.0	($0.1)	($0.0)	($0.3)
Net cash provided by/(used in) financing activities	($2.8)	($3.1)	($5.4)	($0.2)
Effect of exchange rate changes on cash	$0.2	($0.1)	($0.0)	($0.1)
Net change in cash, cash equivalents & restricted cash	($1.3)	($2.1)	$0.1	($0.7)

$ in billions

*Includes operating lease right-of-use assets amortization

**2024 includes a $0.7B tax effect associated with the one-time, non-cash pension settlement charge in 3Q

***2024 includes proceeds of $0.4B from the sale of certain QRadar SaaS assets

21

Software segment categories

Revenue categories

Hybrid Platform & Solutions

Software, infused with AI, to help clients operate, manage, and optimize their IT resources and business processes within hybrid, multi-cloud environments:

- Red Hat: incl. RHEL, OpenShift, Ansible
- Automation: incl. business automation, AIOps and management, integration, and application servers
- Data & AI: incl. data fabric, customer care, data management, business analytics, dataops & governance, asset & supply chain management, and information exchange
- Security: incl. software for threat, data and identity

Transaction Processing

Software that supports clients' mission-critical on-premise workloads in industries such as banking, airlines and retail incl. transaction processing software such as Customer Information Control System and storage software, and analytics and integration software running on IBM operating systems (e.g., DB2 and WebSphere running on z/OS).

Revenue categories – FY 2023


Hybrid Platform & Solutions
Transaction Processing
Red Hat
Automation
Security
Data & AI

22

Business Transformation Technology Consulting Application Operations Consulting segment categories Business Transformation Strategy, process design, system implementation and operations services to improve and transform key business processes. Deploys AI and automation in business processes to exploit the value of data and includes an ecosystem of partners alongside IBM technology, including strategic partnerships with Adobe, Oracle, Salesforce and SAP, among others. Technology Consulting Skills to architect and implement solutions across cloud platforms, including Amazon, Microsoft and IBM, and strategies to transform the enterprise experience and enable innovation, including transformation using AI with watsonx and application modernization for hybrid cloud with Red Hat OpenShift. Application Operations Manages, optimizes, orchestrates and secures custom applications and ISV packages for clients. Provides application management, platform engineering, and security services across hybrid cloud environments. Revenue categories – FY 2023 23 Revenue categories

Infrastructure segment categories Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi-cloud and enterprise AI workloads leveraging flexible and as-a-service consumption models: – IBM Z: incl. hardware and operating system – Distributed Infrastructure: incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on-premises and in the cloud incl. maintenance for IBM products and other technology platforms. Hybrid Infrastructure Infrastructure Support Revenue categories – FY 2023 24 Revenue categories IBM Z Distributed Infrastructure

Non-GAAP supplemental materials Reconciliation of revenue performance – 3Q 2024 25 The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 23, 2024, for additional information on the use of these non-GAAP financial measures. GAAP @CC Total revenue 1% 2% Americas (3%) (2%) Europe/ME/Africa 9% 7% Asia Pacific 3% 5% 3Q24 Yr/Yr

Non-GAAP supplemental materials Reconciliation of revenue performance – 3Q24 YTD 26 The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 23, 2024, for additional information on the use of these non-GAAP financial measures. GAAP @CC Total revenue 2% 3% Consulting revenue (1%) 1% 3Q24 YTD Yr/Yr

GAAP @CC Software 10% 10% Hybrid Platform & Solutions 10% 10% Red Hat 14% 14% Automation 13% 13% Data & AI 5% 5% Security (1%) (1%) Transaction Processing 9% 9% 3Q24 Yr/Yr GAAP @CC Consulting Flat Flat Business Transformation 2% 2% Technology Consulting (4%) (4%) Application Operations (1%) (1%) Infrastructure (7%) (7%) Hybrid Infrastructure (9%) (9%) IBM Z (19%) (19%) Distributed Infrastructure (3%) (3%) Infrastructure Support (4%) (3%) 3Q24 Yr/Yr Non-GAAP supplemental materials Reconciliation of segment revenue performance – 3Q 2024 27 The above reconciles the non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details”, “Consulting segment details” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 23, 2024, for additional information on the use of these non-GAAP financial measures.

Non-GAAP supplemental materials Reconciliation of expense summary – 3Q 2024 28 *Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures ** Includes the impact of a one-time, non-cash pension settlement charge of $2.7B The above reconciles the non-GAAP financial information contained in the “Expense summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 23, 2024, for additional information on the use of these non-GAAP financial measures. Non-GAAP Operating GAAP adjustments (non-GAAP) SG&A Currency 0 pts 0 pts 0 pts Acquisitions/divestitures (1 pts) 0 pts (1 pts) Base* (9 pts) 0 pts (9 pts) RD&E Currency 0 pts 0 pts 0 pts Acquisitions/divestitures (1 pts) 0 pts (1 pts) Base* (10 pts) 0 pts (10 pts) Operating expense & other income Currency 1 pts 0 pts 0 pts Acquisitions/divestitures (1 pts) 0 pts (2 pts) Base*,** (49 pts) 47 pts (3 pts) 3Q24

Non-GAAP supplemental materials Reconciliation of continuing operations – 3Q 2024 29 $ in millions (except EPS which is in whole dollars) *Includes the impact of a one-time, non-cash, pre-tax pension settlement charge of $2.7B ($2.0B net of tax) **Operating (non-GAAP) EPS includes 14.9M dilutive potential shares under our stock-based compensation plans and contingently issuable shares. Due to the GAAP net loss for the three months ended September 30, 2024, these dilutive potential shares were excluded from the GAAP loss per share calculation as the effect would have been antidilutive. The difference in share count resulted in an additional ($0.04) reconciling item The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights”, “Expense summary” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 23, 2024, for additional information on the use of these non- GAAP financial measures. GAAP Acquisition- related adjustments Retirement- related adjustments* Tax reform impacts Operating (non-GAAP) Gross profit $8,420 $192 — — $8,612 Gross profit margin 56.3% 1.3 pts — — 57.5% SG&A 4,911 (300) — — 4,611 Other (income) & expense 2,244 0 (2,797) — (553) Total expense  9,222 (300) (2,797) — 6,125 Pre-tax income/(loss) (802) 492 2,797 — 2,487 Pre-tax income/(loss) margin (5.4%) 3.3 pts 18.7 pts — 16.6% Tax rate 60.4% (7.2 pts) (39.8 pts) (0.1 pts) 13.4% Net income/(loss) (317) 373 2,097 2 2,155 Net income/(loss) margin (2.1%) 2.5 pts 14.0 pts 0.0 pts 14.4% Earnings/(loss) per share** ($0.34) $0.40 $2.27 $0.00 $2.30 3Q24

QTD YTD 3Q24 Yr/Yr 3Q24 Yr/Yr Net income/(loss) as reported (GAAP)* ($0.3) ($2.0) $3.1 ($1.1) Less: income/(loss) from discontinued operations, net of tax ($0.0) ($0.0) $0.0 $0.0 Income/(loss) from continuing operations ($0.3) ($2.0) $3.1 ($1.1) Provision for/(Benefit from) income taxes from continuing operations ($0.5) ($0.6) ($0.6) ($1.3) Pre-tax income/(loss) from continuing operations (GAAP) ($0.8) ($2.7) $2.5 ($2.4) Non-operating adjustments (before tax) Acquisition-related charges** $0.5 $0.1 $1.5 $0.2 Non-operating retirement-related costs/(income)* $2.8 $2.8 $3.0 $3.0 Operating (non-GAAP) pre-tax income/(loss) from continuing operations $2.5 $0.2 $6.9 $0.8 Net interest expense $0.3 $0.0 $0.7 $0.0 Depreciation/Amortization of non-acquired intangible assets $0.7 $0.0 $2.1 $0.1 Stock-based compensation $0.3 $0.0 $1.0 $0.1 Workforce rebalancing charges $0.3 $0.3 $0.7 $0.3 Corporate (gains) and charges*** ($0.4) ($0.3) ($0.6) ($0.6) Adjusted EBITDA $3.8 $0.2 $10.8 $0.8 Non-GAAP supplemental materials Reconciliation of GAAP net income to adjusted EBITDA 30 $ in billions *2024 includes the impact of a one-time, non-cash pension settlement charge of $2.7B ($2.0B net of tax) **Primarily consists of amortization of acquired intangible assets ***Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures and asset sales (e.g., certain QRadar SaaS assets) The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights", “Adjusted EBITDA performance” and "Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 23, 2024, for additional information on the use of these non-GAAP financial measures.

Non-GAAP supplemental materials Reconciliation of net cash from operations to adjusted EBITDA 31 $ in billions *Other assets and liabilities/other, net mainly consists of operating assets and liabilities/other, net in the “Cash flow (ASC230)” discussion, workforce rebalancing charges, non-operating impacts and corporate (gains) and charges The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 23, 2024, for additional information on the use of these non-GAAP financial measures. QTD QTD YTD YTD 3Q24 3Q23 3Q24 3Q23 Net cash provided by operating activities $2.9 $3.1 $9.1 $9.5 Add: Net interest expense $0.3 $0.3 $0.7 $0.7 Provision for/(Benefit from) income taxes from continuing operations ($0.5) $0.2 ($0.6) $0.7 Less change in: Financing receivables $0.9 $1.1 $1.8 $3.1 Other assets and liabilities/other, net* ($2.0) ($1.2) ($3.5) ($2.3) Adjusted EBITDA $3.8 $3.5 $10.8 $10.1

Non-GAAP supplemental materials Reconciliation of tax rate and Pre-tax income margin – FY 2024 expectations *Includes estimated discrete tax events for the year; actual events will be recoded as they occur **Includes the impact of a one-time, non-cash pension settlement charge of $2.7B ($2.0B net of tax) in the third quarter of 2024 The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 23, 2024, for additional information on the use of these non-GAAP financial measures. Tax rate GAAP ** Operating (non-GAAP) Full-Year 2024* Negative Low to Mid Single Digits Mid Teens GAAP Operating (non-GAAP) Pre-tax income margin B/(W)** B/(W) Pre-tax income margin Yr/Yr ~(5 pts) ~1 pts 32

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